Note 3 - BBVA Group - Contribution to Consolidated Group Assets (Details)	6 Months Ended
Jun. 30, 2019
Grupo BBVA
Description Of Nature Of Entities Operations And Principal Activities	The BBVA Group is an international diversified financial group with a significant presence in retail banking, wholesale banking and asset management. The Group also operates in the insurance sector.
Principal Place Of Business	The BBVA Group´s activities are mainly located in Spain, Mexico, South America, the United States and Turkey, with an active presence in other areas of Europe and Asia (see Note 5).
Principle Group Transactions

There were no significant transactions during the first six months of 2019.

The following transactions are detailed in Note 3 of the consolidated financial statements of the Group for the year ended December 31, 2018

  Sale of BBVA’s stake in BBVA Chile (July).
  Agreement for the creation of a joint-venture and transfer of the Real Estate business in Spain (October).